Exhibit 6






                              AMSCAN HOLDINGS, INC.

                         9 7/8% SENIOR SUBORDINATED NOTES
                                DUE DECEMBER 2007

                      _____________________________________
                         jointly and severally guaranteed
                         as to the payment of principal,
                          premium, if any, and interest
                             on a senior subordinated
                             basis by the Guarantors
                      _____________________________________


                                PURCHASE AGREEMENT

                                                       December 15, 1997


         Goldman, Sachs & Co.
         85 Broad Street
         New York, New York  10004

         Ladies and Gentlemen:

              Amscan  Holdings,  Inc.,  a  Delaware   corporation   (the
         "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to Goldman, Sachs & Co. (the "Purchaser") an aggregate of $110,000,000 principal amount of the Notes specified above. The Company's payment obligations under the Notes will be jointly and severally guaranteed on a senior subordinated basis (the "Senior Subordinated Guarantees") by the Guarantors (as defined in the Indenture referred to in Section 1(f) below). The Notes and the Guarantees are hereinafter called the "Securities".

              1. The Company and each Guarantor represent and warrant to, and agree with, the Purchaser that:

                   (a)  A preliminary offering circular, dated  November
              21, 1997 (the "Preliminary Offering Circular") and an offering circular, dated December 15, 1997 (the "Offering Circular"), in each case including the international supplement thereto, have been prepared in connection with the offering of the Securities. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 5(f)) furnished by the Company prior to the completion of the distribution of the Securities. The Preliminary Offering Circular or the Offering Circular and any







              amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser expressly for use therein;

                   (b) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock of the Company or any of its subsidiaries or change in the long-term debt (other than scheduled maturities) of the Company and its subsidiaries on a consolidated basis or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular;

                   (c) The Company does not own any real property in fee simple; the Company's subsidiaries have good and marketable title in fee simple to all real property and the Company and its subsidiaries have good title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                   (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation (or, with respect to foreign subsidiaries, such subsidiaries have been duly constituted, are validly









              existing and, if applicable, are in good standing in the respective jurisdictions where each such foreign subsidiary has been so constituted) and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction

                   (e)  The  Company has an authorized capitalization as
              set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; with respect to each of the subsidiaries of the Company that are 100% owned by the Company as set forth in the Offering Circular, all of the issued and outstanding shares of capital stock of each such subsidiary are fully paid and non-assessable and (except as otherwise described in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; with respect to each of the subsidiaries of the Company that is less than 100% owned by the Company as set forth in the
              Offering Circular, all of the issued shares of capital stock owned by the Company of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise described in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, and the percentage owned by the Company of all of the outstanding shares of capital stock of each such subsidiary is at least equal to the percentage set forth in the Offering Circular;

                   (f) The Notes have been duly authorized by the Company and, when issued and delivered pursuant to this Agreement and duly authenticated by the trustee under the Indenture (as defined below), will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of December 19, 1997 (the "Indenture") among the Company, the Guarantors and IBJ Schroder Bank & Trust Company, as trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (whether considered in a proceeding in equity or at law); the Senior Subordinated Guarantees have been duly authorized and, when the Notes have been duly authenticated in accordance with the Indenture and have been issued and delivered pursuant to this Agreement with the Senior Subordinated Guarantees endorsed thereon, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Guarantors entitled to the benefits provided by the Indenture, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (whether considered in a proceeding in equity or at law); the Indenture has been duly authorized and, when executed and delivered by the Company, the Guarantors and the Trustee, the









              Indenture will constitute a valid and legally binding instrument, enforceable against the Company and the Guarantors in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (whether considered in a proceeding in equity or at law); and the Notes, the Senior Subordinate Guarantees and the Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

                   (g) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

                   (h) Prior to the date hereof, neither the Company nor any of its affiliates (other than the Purchaser and Goldman Sachs International, as to which no representation or warranty is made or given) has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

                   (i)  The  issue  and  sale  of the Securities and the
              compliance by the Company and the Guarantors with all of the provisions of the Securities, the Indenture, this Agreement, the Registration Rights Agreement (as defined in the Offering Circular), the Bank Credit Agreement (as defined in the Offering Circular) and the Transaction Agreement (as defined in the Offering Circular) (together the Registration Rights Agreement, the Transaction Agreement and the Bank Credit Agreement, the "Related Agreements" and each, a "Related Agreement") to which they are a party, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which conflict, breach, violation or default may reasonably be expected to have, individually or in the aggregate, a material adverse affect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Affect"), or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement, the Indenture or any of the Related Agreements or the offering of the Securities in the manner contemplated by the Offering Circular, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws or other constituent documents of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having









              jurisdiction over the Company or any of its subsidiaries or any of their properties which violation may reasonably be expected to have, individually or in the aggregate, a Material Adverse Affect, or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement, the Indenture or any of the Related Agreements or the offering of the Securities in the manner contemplated by the Offering Circular; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body (other than filings to perfect security interests in property) is required for the issue and sale of the Securities or the consummation by the Company or the Guarantors of the transactions contemplated by this Agreement, any Related Agreement or the Indenture, except (A) for the filing of registration statements by the Company in connection with the Transaction and the Exchange Offer (as defined in the Registration Rights Agreement) or resale registration contemplated by the Offering Circular with the United States Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act"), (B) for the qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), (C) such consents, approvals, authorizations, registrations or qualifications as may be required in connection with the transactions contemplated by the Transaction Agreement and the Disclosure Schedule a part thereof, the Exchange Offer and the resale registration contemplated by the Offering Circular and (D) as have been made or obtained, and, in connection with the purchase and distribution of the Securities by the Purchaser, under state securities or Blue Sky laws;

                   (j) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or other constituent documents; neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which default may reasonably be expected to have, individually or in the aggregate, a Material Adverse Affect or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement, any Related Agreement or the Indenture or the offering of the Securities in the manner contemplated by the Offering Circular;

                   (k) The statements set forth in the Offering Circular under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Securities and under the captions "Description of Certain Federal Income Tax Consequences of an Investment in the Notes" and "Underwriting", insofar as they purport to describe the provisions of the laws and the provisions of documents referred to therein, are accurate, and fairly summarize such provisions in all material respects;

                   (l) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the









              subject which may reasonably be expected to have, individually or in the aggregate, a Material Adverse Affect or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement, any Related Agreement or the Indenture or the offering of the Securities in the manner contemplated by the Offering Circular; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                   (m) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

                   (n) Neither the Company nor any of the Guarantors is, or after giving effect to the offering and sale of the Securities, will be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                   (o)  Neither the Company, any of the  Guarantors  nor
              any person acting on its behalf (other than the Purchaser and Goldman Sachs International, as to which no representation or warranty is made or given) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act and each of the Company, each of the Guarantors, any affiliate of the Company or any of the Guarantors and any person acting on its behalf (other than the Purchaser and Goldman Sachs International, as to which no representation or warranty is made or given) has com-plied with and will implement the "offering restriction" within the meaning of such Rule 902;

                   (p)  Within the preceding  six  months,  neither  the
              Company, any of its subsidiaries nor any other person acting on behalf of the Company or any of its subsidiaries (other than the Purchaser and Goldman Sachs International, as to which no representation or warranty is made or given) has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchaser hereunder. The Company and each of its subsidiaries will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company or any of its subsidiaries, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by the Purchaser), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons









              contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

                   (q) Neither the Company nor any of its affiliates (other than the Purchaser and Goldman Sachs International, as to which no representation or warranty is made or given) does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                   (r) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                   (s) Each of the Company and its subsidiaries owns or is licensed to use all patents, trademarks, service marks, trade names and copyrights ("Intellectual Property") currently used in the conduct of their business, except for such Intellectual Property with respect to which the failure to own or license same would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Affect. To the best knowledge of the Company and its subsidiaries, none of the activities engaged in by the Company or its subsidiaries infringe upon or otherwise conflict with Intellectual Property rights of others, except for any such conflicts as would not reasonably be expected to have a Material Adverse Affect; and

                   (t) Each of the Related Agreements (other than the Registration Rights Agreement) has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (whether considered in a proceeding in equity or at law); the Registration Rights Agreement, which shall be substantially in the form previously delivered to you, has been duly authorized, and, when executed and delivered by the Company and the Guarantors (assuming due authorization, execution and delivery by the Purchaser), will constitute a valid and legally binding agreement of the Company and each Guarantor enforceable against the Company and each Guarantor in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (whether considered in a proceeding in equity or at law).

              2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at a purchase price of 100% of the principal amount thereof, plus accrued interest, if any, from December 19, 1997 to the Time of Delivery hereunder, the Notes, each of which will have duly endorsed thereon the Senior Subordinated Guarantee of each









         Guarantor, and the Guarantors agree to issue their Senior Subordinated Guarantees accordingly. The Company agrees to pay to the Purchaser an underwriting discount of 3% of the principal amount of the Notes.

              3. Upon the authorization by you of the release of the Securities, the Purchaser proposes to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and the Purchaser hereby represents and warrants to, and agrees with the Company that:

                   (a)  It  will  offer and sell the Securities only to:
              (i) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement;

                   (b)  It is an Institutional Accredited Investor; and

                   (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

              4. (a) The Securities to be purchased by the Purchaser hereunder will be represented by one or more global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depositary Trust Company (the "DTC") or its designated custodian. The Company will deliver the Securities to the Purchaser, against payment by or on behalf of the Purchaser of the purchase price therefor (net of the underwriting discount specified in Section 2 hereof) in Federal (same day) funds, by causing DTC to credit the Securities to the account of the Purchaser at DTC. The Company will cause the certificates representing the Securities to be made available to the Purchaser for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on December 19, 1997 or such other time and date as the Purchaser and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

              (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchaser pursuant to
         Section 7(i) hereof, will be delivered at such time and date at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019 (the "Closing Location") (or such other location as the Company and the Purchaser mutually agree), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery (or at such other time as the Company and the Purchaser mutually agree), at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday,









         Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

              5. Each of the Company and the Guarantors, jointly and severally, agrees with the Purchaser:

                   (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;

                   (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions until the Exchange Offer is Consummated (as defined in the Registration Rights Agreement), provided that in connection therewith neither the Company nor the Guarantors shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                   (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time until such time as the Exchange Offer is Consummated, to furnish the Purchaser with a copy of the Offering Circular in New York City and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the time the
              Exchange  Offer  is  Consummated,  any  event  shall  have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to you and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such amendment or supplement;

                   (d) During the period beginning from the date hereof and continuing until the date 90 days after the date of the Offering Circular, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and in the Registration Rights Agreement, any securities of the Company that are substantially similar to the Securities or any securities of the Company convertible into or exchangeable









              for securities of the Company substantially similar to the Securities, without your prior written consent;

                   (e) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
              Section 8 of the Investment Company Act;

                   (f) At any time when the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection
              (d)(4)(i) of Rule 144A under the Act;

                   (g)  To  furnish to the holders of the Securities (i)
              all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K under the Exchange Act if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports under the Exchange Act;

                   (h) If requested by you, to use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

                   (i) During a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company or any Guarantor is listed; and (ii) such additional information concerning the business and financial condition of the Company and the Guarantors as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

                   (j) To execute and deliver the Registration Rights Agreement prior to the Time of Delivery; and

                   (k) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds".









              6. Each of the Company and the Guarantors, jointly and severally, covenants and agrees with the Purchaser that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchaser and dealers; (ii) the cost of printing or producing this Agreement, the Registration Rights Agreement, the Indenture, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Purchaser in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 10 hereof, the Purchaser will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Securities by it, and any advertising expenses connected with any offers it may make.

              7. The obligations of the Purchaser hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantors herein are, at and as of the Time of Delivery, true and correct, the condition that the Company and the Guarantors shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                   (a) Sullivan & Cromwell, counsel for the Purchaser, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the Purchase Agreement, the validity of the Indenture and the Securities being delivered at such Time of Delivery, the Offering Circular and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                   (b) Wachtell, Lipton, Rosen & Katz, special counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                       (i)   The  Company  is  validly  existing  as   a
                   corporation in good standing under the laws of Delaware;










                      (ii)   The  Company  has  an   authorized   equity
                   capitalization as set forth in the Offering Circular;

                     (iii) Each of this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors;

                      (iv)   The  Indenture  has  been  duly authorized,
                   executed and delivered by the Company and the Guarantors and constitutes a valid and legally binding instrument of the Company and the Guarantors, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (whether considered in a proceeding in equity or at law);

                       (v) The Notes have been duly authorized, executed, issued and delivered and, assuming the due authentication by the Trustee under the Indenture, constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (whether considered in a proceeding in equity or at law); the Senior Subordinated Guarantees have been duly authorized, executed, issued and endorsed onto the global Notes and, assuming the due authentication of the Notes by the Trustee under the Indenture, constitute valid and legally binding obligations of each of the Guarantors entitled to the benefits provided by the Indenture, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (whether considered in a proceeding in equity or at law); and the Notes, the Senior Subordinated Guarantees and the Indenture conform to the descriptions thereof in the Offering Circular;

                      (vi) The issue and sale of the Securities and the compliance by the Company and the Guarantors, as the case may be, with all of the provisions of the Securities, the Indenture, this Agreement, and each Related Agreement and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the
                   Certificate  of  Incorporation  or  By-laws  of   the
                   Company;

                     (vii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body (other than filings to perfect security interests in property) having jurisdiction over the Company or any of its subsidiaries or any of their properties is required for the issue and sale of the Securities or the consummation by the Company or the Guarantors, as the case may be, of the transactions contemplated by this Agreement, the Indenture, or any Related Agreement, except (A) for the filing and effectiveness of registration statements by the









                   Company in connection with the Transaction and the Exchange Offer or resale registration contemplated by the Offering Circular with the Commission pursuant to the Act, (B) for the qualification of the Indenture under the Trust Indenture Act, (C) such consents, approvals, authorizations, orders, registrations or qualifications as may be required in connection with the transactions contemplated by the Transaction Agreement and the Disclosure Schedule a part thereof, the Exchange Offer and the resale registration contemplated by the Offering Circular, (D) as have been obtained or made and (E) in connection with the purchase and distribution of the Securities by the Purchaser, as may be required under state securities or Blue Sky laws as to which counsel need not express an opinion;

                    (viii) The statements set forth in the Offering Circular under the caption "Description of Notes," insofar as they purport to constitute a summary of the terms of the Securities and under the captions "Description of Certain Federal Income Tax
                   Consequences of an Investment in the Notes" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fairly summarize such provisions in all material respects;

                      (ix) No registration of the Securities under the Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required for the offer, sale and initial resale of the
                   Securities by the Purchaser in the manner contemplated by this Agreement and the Offering Cir-cular, other than any registration or qualification that may be required in connection with the Exchange Offer contemplated by the Offering Circular or in connection with the Registration Rights Agreement;

                       (x)   Neither   the   Company   nor  any  of  the
                   Guarantors is an "investment company" as such term is defined in the Investment Company Act;

                      (xi)   The  Exchange  Notes  (as  defined  in  the
                   Registration Rights Agreement) have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will be the valid and legally binding obligations of the Company entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity (whether considered in a proceeding in equity or at law); and

                     (xii) The Senior Subordinated Guarantees of the Exchange Notes have been duly authorized by each of the Guarantors, and when duly and validly executed and delivered in accordance with the terms of the Indenture and when the Exchange Notes are duly and validly issued and authenticated









                   in accordance with the terms of the Indenture and the Registration Rights Agreement, will be a valid and legally binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicabil-ity relating to or affecting creditors' rights and to general principles of equity (whether considered in a proceeding in equity or at law).

                   In addition, such counsel shall state that they have participated in conferences with officers and representatives of the Company and the Guarantors, representatives of the independent accountants of the Company and representatives of the Purchaser at which the contents of the Offering Circular and related matters were discussed and, subject to the fact that such counsel shall not assume any responsibility for the accuracy, completeness or fairness of the factual statements contained in the Offering Circular and have made no independent verification thereof, on the basis of the foregoing such counsel shall state that nothing has come to such counsel's attention that causes them to believe that the Offering Circular and any further amendments or supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements, schedules and other financial data contained in the Offering Circular, as to which such counsel need express no opinion) contained as of its date or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   In rendering such opinion, such counsel may state that such opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States of America. In rendering such opinion, such counsel shall be entitled to rely, as to certain matters of fact, on information contained in certificates of officers of the Company and the Guarantors and on certificates and reports of public officials.

                   (c) Kurzman & Eisenberg, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                       (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular;

                      (ii) Each of Amscan Inc., Am-Source, Inc., Trisar, Inc., JCS Realty Corp. and SSY Realty Corp. (collectively, the "Domestic Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid









                   and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials, officers of the Company and officers of the Domestic Subsidiaries, provided that such counsel shall state that they have no reason to believe that both you and they are not justified in relying upon such opinions and certificates);

                     (iii) Each of the Company and the Domestic Subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials and officers of the Company and of the Domestic Subsidiaries, provided that such counsel shall state that they have no reason to believe that both you and they are not justified in relying upon such opinions and certificates);

                      (iv) The Company does not own any real property in fee simple; the Domestic Subsidiaries have good and marketable title in fee simple to all real properties owned by them; and, to the best of their knowledge, all real property and buildings held under lease by the Company and the Domestic Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company and such subsidiaries (in giving the opinion in this clause, such counsel may state that they are relying upon opinions of local counsel, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of public officials and officers of the Company or such subsidiaries, provided that such counsel shall state that they have no reason to believe that both you and they are not justified in relying upon such opinions and certificates);

                       (v) To the best of such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of the Domestic Subsidiaries is a party or of which any of their property is the subject which, if determined adversely to any of the Company or the Domestic Subsidiaries can reasonably be expected to have, individually or in the aggregate, a material adverse effect on the consolidated financial position, stockholders equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;









                      (vi) The issue and sale of the Securities and the compliance by the Company and the Guarantors, as the case may be, with all of the provisions of the Securities, the Indenture, this Agreement, and each Related Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Domestic Subsidiaries is a party or by which the Company or any of its Domestic Subsidiaries is bound or to which any of the property or assets of the Company or any of its Domestic Subsidiaries is subject, which conflict, breach, violation or default may reasonably be expected to have individually or in the aggregate, a material adverse effect on or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Domestic Subsidiaries, taken as a whole, or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement or the offering of the Securities in the manner contemplated by the Offering Circular nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any Guarantor or any statute or any order (which order is known to such counsel), rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Domestic Subsidiaries or any of their properties which violation may reasonably be expected to have, individually or in the aggregate, a material adverse effect on or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Domestic Subsidiaries, taken as a whole, or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement or the offering of the Securities in the manner contemplated by the Offering Circular; and

                     (vii) Neither the Company nor any Guarantor is in violation of its Certificate of Incorporation or By-laws or, to the best of such counsel's knowledge after reasonable investigation, in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which default may reasonably be expected to have, individually or in the aggregate, a material adverse affect on or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Guarantors or in any way, individually or in the aggregate, impair or delay the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement or the offering of the Securities in the manner contemplated by the Offering Circular.









                   In addition, such counsel shall state that they have participated in conferences with officers and representatives of the Company and the Guarantors, representatives of the independent accountants of the Company and representatives of the Purchaser at which the contents of the Offering Circular and related matters were discussed and, subject to the fact that such counsel shall not assume any responsibility for the accuracy, completeness or fairness of the factual statements contained in the Offering Circular and have made no independent verification thereof, on the basis of the foregoing such counsel shall state that nothing has come to such counsel's attention that causes them to believe that the Offering Circular and any further amendments or supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements, schedules and other financial data contained in the Offering Circular, as to which such counsel need express no opinion) contained as of its date or contains as of the Time of Delivery ati untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   In rendering such opinion,  such  counsel  may  state
         that such opinion is limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States of America. In rendering such opinion, such counsel shall be entitled to rely, as to certain matters of fact, on information contained in certificates of officers of the Company and the Domestic Subsidiaries and on certificates and reports of public officials.

                   (d) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, KPMG Peat Marwick LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II(a) hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex II(d) hereto and a draft of the from of the letter to be delivered as of the Time of Delivery is attached as Annex II(a) hereto);

                   (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock of the Company or any of its subsidiaries or change in the long-term debt (other than scheduled maturities) of the Company and its subsidiaries on a consolidated basis or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries on a consolidated basis, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Purchaser so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the









              Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

                   (f)  On  or  after the date hereof (i) no downgrading
              shall have occurred in the rating accorded the Company's or any Guarantor's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization (which had not heretofore made such announcement) shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                   (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on The Nasdaq Stock Market, Inc. (other than as a direct result of the consummation of the Transaction (as defined in the Offering Circular)); (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (v) in the judgment of the Purchaser makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular; or (vi) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Purchaser, would materially and adversely affect the financial markets or the markets for the Securities and other debt securities;

                   (h) The Securities have been designated for trading on PORTAL;

                   (i) The Company shall have entered into the Registration Rights Agreement and the Bank Credit Agreement and shall have consummated the Transaction (as defined in the Offering Circular); and

                   (j) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company and the Guarantors satisfactory to you as to the accuracy of the representations and warranties of the Company and the Guarantors herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantors of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may reasonably request.

              8. (a) The Company and the Guarantors, jointly and severally, will indemnify and hold harmless the Purchaser against any losses, claims, damages or liabilities to which the Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or









         actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse the Purchaser for any reasonable legal or other expenses reasonably incurred by the Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantors shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein.

              (b) The Purchaser will indemnify and hold harmless the Company and the Guarantors against any losses, claims, damages or liabilities to which the Company and the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein; and will reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred.

              (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or









         threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
         (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

              (d)  If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchaser on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Purchaser on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchaser, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors on the one hand or the Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Pur-chaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities were offered to the public exceeds the amount of any damages which the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

              (e) The obligations of the Company and the Guarantors under this Section 8 shall be in addition to any liability which the Company and the Guarantors may otherwise









         have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Purchaser within the meaning of the Act; and the obligations of the Purchaser under this Section 8 shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantors and to each person, if any, who controls the Company or the Guarantors within the meaning of the Act.

              9. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors and the Purchaser, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by the Purchaser or any controlling person of the Purchaser, or the Company, the Guarantors, or any officer or director or controlling person of the Company or the Guarantors, and shall survive delivery of and payment for the Securities.

              10. If, for any reason, the Securities are not delivered by or on behalf of the Company and the Guarantors as provided herein, the Company and the Guarantors will reimburse the Purchaser for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchaser in making preparations for the purchase, sale and delivery of the Securities, but neither the Company nor the Guarantors shall then be under further liability to the Purchaser except as provided in Sections 6 and 8 hereof.

              11. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchaser shall be delivered or sent by mail, telex or facsimile transmission to it at 85 Broad Street, New York, New York 10004, Attention:
         Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular,
         Attention:  Secretary.

              12. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchaser, the Company, the Guarantors and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company or any Guarantor and each person who controls the Company, any Guarantor or the Purchaser, and their respective heirs, execu-tors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Purchaser shall be deemed a successor or assign by reason merely of such purchase.

              13.  Time shall be of the essence of this Agreement.

              14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

              15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.









              If the foregoing is in accordance with your understanding, please sign and return to us 6 counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Purchaser, the Company and the Guarantors.

                                       Very truly yours,

                                       Amscan Holdings, Inc.

                                       By:  /s/ Gerald C. Rittenberg
                                          Name:  Gerald C. Rittenberg
                                          Title: Acting Chairman of the
                                           Board and President


                                       Amscan Inc.

                                       By:  /s/ Gerald C. Rittenberg
                                          Name:  Gerald C. Rittenberg
                                          Title: Acting Chairman of the
                                           Board and President


                                       Am-Source, Inc.

                                       By:  /s/ Gerald C. Rittenberg
                                          Name:  Gerald C. Rittenberg
                                          Title: President


                                       Trisar, Inc.

                                       By:  /s/ Gerald C. Rittenberg
                                          Name:  Gerald C. Rittenberg
                                          Title: President


                                       SSY Realty Corp.

                                       By:  /s/ Gerald C. Rittenberg
                                          Name:  Gerald C. Rittenberg
                                          Title: President


                                       JCS Realty Corp.

                                       By:  /s/ Gerald C. Rittenberg
                                          Name:  Gerald C. Rittenberg
                                          Title: President

         Accepted as of the date hereof:

         By: /s/ Goldman, Sachs & Co.
            (Goldman, Sachs & Co.)









                                                                 ANNEX I

              (1) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. The Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Act. Accordingly, the Purchaser agrees that neither it, its affiliates (other than the Company) nor any persons acting on its behalf has engaged or will engage in any directed selling efforts (within the meaning of Rule 902 under Regulation S) with respect to the Securities and the Purchaser, its affiliates (other than the Company) and each person acting on its behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                   "The  Securities  covered  hereby   have   not   been
              registered under the U.S Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

         Terms used in this paragraph have the meanings given to them by Regulation S.

              The Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

              (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchaser in the United States and to U.S. persons pursuant to
         Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

              (3) The Purchaser further represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue







         or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Ser-vices Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

              (4) The Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such juris-dictions. The Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

              (5) The Purchaser represents and agrees that the Securities offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transac-tions.

              (6)  The Purchaser agrees not to cause  any  advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S.







                                                             ANNEX II(a)

              Pursuant to Section 7(d) of the Purchase Agreement, the accountants shall furnish letters to the Purchaser to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries under rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct, and its interpretations and rulings;

                 (ii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such periods;

                (iii) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                        (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the audited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;

                        (B) other unaudited income statement data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

                        (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited







                   condensed  financial statements referred to in Clause
                   (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

                        (D) the pro forma adjustments have not been properly applied to the historical amounts in the compilation of the pro forma consolidated condensed financial statements included in the Offering Circular;

                        (E)  as  of  a specified date not more than five
                   days prior to the date of such letter, there have been any changes in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Purchaser, or any increases in any items specified by the Purchaser, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                        (F) for the period from the date of the latest financial statements included in the Offering Circular to the specified date referred to in Clause
                   (E) there were any decreases in consolidated sales or operating income or net income or the total or per share amounts of consolidated net income or other items specified by the Purchaser, or any increases or decreases in any items specified by the Purchaser, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Purchaser, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                 (iv) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and
              (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Purchaser, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


                                     II(a)-2